Contingent liabilities	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Contingent liabilities

27	Contingent liabilities

The Company entered into an Arrangement Agreement with Bioasis on 13 December 2022 as amended on 18 December 2022. Under the agreement the Company agreed to acquire the entire issued share capital of Bioasis for consideration of, in aggregate, approximately C$7.4 million (c£4.4 million). The agreement was subject to shareholder approval. On 23 January 2023 at the General Meeting to approve the Arrangement Agreement none of the special resolutions were passed and, accordingly, the acquisition of Bioasis did not proceed. Under the agreement the Company agreed to reimburse Bioasis US$225,000 expenses relating to the transaction should the Company’s shareholders not approve the transaction. On 3 March 2023 the Company advised Bioasis that it would offset this liability against the sums it advanced as disclosed in note 13.

As at 31 December 2023 and 31 December 2022 the Company had a contingent liability of $225,000 in relation to this potential liability.